BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund

Supplement dated March 9, 2007 to the
Prospectus of the Fund dated
May 1, 2006

Effective immediately, the section entitled "How Shares are Priced" on
p. I-25, II-25 and III-25 of the Fund's Prospectus is amended to delete the following sentence:

Securities held by the Domestic Money Market V.I. Fund with a remaining maturity of 60 days or less are generally valued on an amortized cost basis.

This sentence is replaced with the following:

The amortized cost method is used in calculating the net asset value of the Domestic Money Market V.I. Fund
(now called Money Market V.I. Fund).





Code #VAR-MMVI-PR-0307SUP